UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2022
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road	92121
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 16, 2022, Halozyme Therapeutics, Inc., a Delaware corporation (the “Company”), through its subsidiary Halozyme, Inc., a California corporation (“Halozyme” and together with the Company, the “Companies”) entered into an Agreement for Assignment and Assumption of Lease (the “Lease Assignment”) with Seismic Software, Inc. (“Seismic”) pursuant to which effective January 1, 2023 Halozyme will assume Seismic’s Office Lease, as amended, with Kilroy Realty L.P. (the “Lease”) for approximately 72,534 square feet of space in office and research facilities located at 12390 El Camino Real, San Diego, California (the “Premises”). The Premises are intended to serve as the Companies’ new corporate headquarters with an expected occupancy date of approximately January 1, 2023, with permitted early occupancy as provided in the Lease Assignment.

Halozyme’s average monthly rent payment obligations under the Lease commence on January 1, 2023 and expire on November 30, 2030 as set forth below:

Period Average Monthly Base Rent
January 1, 2023 to December 31, 2023 $337,696.55
January 1, 2024 to December 31, 2024 $347,827.44
January 1, 2025 to December 31, 2025 $358,262.26
January 1, 2026 to December 31, 2026 $369,010.14
January 1, 2027 to December 31, 2027 $380,080.44
January 1, 2028 to December 31, 2028 $391,482.86
January 1, 2029 to December 31, 2029 $403,227.34
January 1, 2030 to November 30, 2030 $414,288.44

Under the terms of the Lease, Halozyme is responsible for paying various other costs associated with leasing the Premises, including, but not limited to, the costs of utilities, required insurance, maintenance, and any applicable federal, state or local taxes, including real estate taxes.

The preceding description of the Lease and Lease Assignment is a summary of the material terms of these agreements and does not purport to be complete, and is qualified in its entirety by a copy of the Lease, as amended, and Lease Assignment which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

March 21, 2022	By:	/s/ Mark Snyder

	Name:	Mark Snyder
	Title:	Senior Vice President, General Counsel and Corporate Secretary